UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 4, 2008
Date of Report (Date of earliest event reported)
Syntax-Brillian Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281
(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.84
EX-99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
James Ching Hua Li
     Effective June 4, 2008, our Board of Directors approved the request of James Ching Hua Li, our President and Chief Executive Officer, to take an indefinite leave of absence from our Company to address personal issues. Mr. Li will be compensated according to the original terms and conditions of his employment agreement during his leave of absence and will continue to serve as a director of our Company.
Greg Rayburn
     Effective June 4, 2008, our Board of Directors appointed Greg Rayburn to serve as our Interim Chief Executive Officer. Mr. Rayburn, 49, was formally appointed our Interim Chief Operating Officer on April 16, 2008 and is a Senior Managing Director and the Practice Leader of FTI Palladium Partners, the interim management practice of FTI Consulting, Inc. Mr. Rayburn previously served as Chief Executive Officer of International Outsourcing Services, LLC from 2007 to 2008; Chief Executive Officer of Muzak Holdings LLC from 2005 to 2006; Chief Operating Officer of aaiPharma Inc. from 2004 to 2005; Chief Restructuring Officer of WorldCom, Inc. from 2003 to 2004; and Chief Executive Officer of Sunterra Corporation from 2000 to 2002. Mr. Rayburn received his Bachelor of Science degree in business and marketing and his Master of Accounting degree from the University of Alabama.
     The terms of the Engagement Letter we entered into on April 8, 2008 with FTI Consulting, Inc. and filed with the Commission on Form 8-K dated April 16, 2008 providing for Mr. Rayburn’s services as our Interim Chief Operating Officer remain unchanged except for the change in his position. This Engagement Letter also provides for the services of other temporary employees to support Mr. Rayburn in his role and in the accomplishment of specific objectives in support of our operational turnaround plan. We will compensate FTI Consulting, Inc. at its standard hourly rates for Mr. Rayburn’s services, and Mr. Rayburn will report directly to our Board of Directors.
     There is no arrangement or understanding pursuant to which Mr. Rayburn was selected as our Interim Chief Executive Officer. There are no related party transactions between us and Mr. Rayburn reportable under Item 404(a) of Regulation S-K.
     The description of the material terms of the Engagement Letter, attached hereto as Exhibit 10.84 and incorporated herein by reference as if set forth in full, does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Press Release
     On June 5, 2008, we issued a press release announcing Mr. Li’s leave of absence, the appointment of Mr. Rayburn, and the resignation of certain of our directors. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

	10.84	Engagement Letter by and between Syntax-Brillian Corporation and FTI Consulting, Inc., dated March 25, 2008

	99.1	Press release from Syntax-Brillian Corporation, dated June 5, 2008, entitled “Syntax-Brillian Announces Senior Management and Board Changes”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: June 5, 2008	By:	/s/ Greg Rayburn
Greg Rayburn
Interim Chief Executive Officer

EXHIBIT INDEX

10.84	Engagement Letter by and between Syntax-Brillian Corporation and FTI Consulting, Inc., dated March 25, 2008

99.1	Press release from Syntax-Brillian Corporation, dated June 5, 2008, entitled “Syntax-Brillian Announces Senior Management and Board Changes”